EXHIBIT 99.1

COVANTA DOUBLES QUARTERLY CASH DIVIDEND PAYOUT;

INCREASES SHARE REPURCHASE AUTHORIZATON

Authorizes Payment of Quarterly Cash Dividend of $0.15 Per Share;

Additional Share Repurchase Authorization of $100 Million Approved

MORRISTOWN, N.J., March 5, 2012 — Covanta Holding Corporation (NYSE: CVA) (“Covanta” or the “Company”) today announced that the Board of Directors has authorized a 100 percent increase of the Company’s quarterly cash dividend to $0.15 per share. On an annualized basis, this represents a cash dividend of $0.60 per share, or approximately 30% of the Company’s estimated 2012 Free Cash Flow1, based on the mid-point of the guidance range, established on February 8, 2012. The increased quarterly cash dividend is payable on April 12, 2012 to shareholders of record as of the close of business on March 30, 2012.

The Board of Directors also approved an additional $100 million for share repurchases to be added to the existing share repurchase program.

“We remain focused on creating shareholder value and are confident in our organic growth initiatives and our ability to generate strong and sustainable free cash flow to both support our growth initiatives and capital return program,” said Anthony Orlando, Covanta’s President and CEO. “This dividend increase, as well as the extension of our buyback program, allows us to continue to return capital to our shareholders, while we invest in and grow our business.”

Since July 2010, the Company has returned approximately $600 million to shareholders in the form of dividends and share repurchases. As of December 31, 2011, the company had repurchased approximately $325 million or 14% of the shares outstanding since the start of the share repurchase program.

“We are pleased that we were able to take this next step in returning capital to shareholders by doubling our quarterly dividend,” said Sanjiv Khattri, Covanta’s Executive Vice President and CFO. “We are well positioned to grow our earnings in 2012 and beyond. This growth will support our capital needs as well as a solid dividend, which we hope to continue to grow over time.”

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Reconciliation of 2012 Free Cash Flow guidance is available in a current report on Form 8-K furnished with the SEC on February 8, 2012. The Company’s 2012 guidance for all metrics is as of February 8, 2012 and the Company is neither affirming nor updating such guidance.

About Covanta

Covanta Energy is an internationally recognized owner and operator of large-scale Energy-from-Waste and renewable energy projects and a recipient of the Energy Innovator Award from the U.S. Department of Energy’s Office of Energy Efficiency and Renewable Energy. Covanta’s 46 Energy-from-Waste facilities provide communities with an environmentally sound solution to their solid waste disposal needs by using that municipal solid waste to generate clean, renewable energy. Annually, Covanta’s modern Energy-from-Waste facilities safely and securely convert approximately 20 million tons of waste into 9 million megawatt hours of clean renewable electricity and create more than 9 billion pounds of steam that are sold to a variety of industries. For more information, visit www.covantaenergy.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or general industry or broader economic performance in global markets in which Covanta operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, the risk that Covanta may not successfully grow its business as expected or close its announced or planned acquisitions or projects in development, and those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Investor Contacts

Alan Katz

1.862.345.5456

Clare Rauseo

1.862.345.5236

IR@covantaenergy.com

Media Contact

James Regan

1.862.345.5216

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